UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 4, 2014

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50855 (Commission File Number)	23-3016883 (I.R.S. Employer Identification No.)

640 Lee Road
Chesterbrook, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

On June 4, 2014, Auxilium Pharmaceuticals, Inc. (the “Company”) learned that the U.S. Food and Drug Administration (“FDA”) granted final approval to Upsher-Smith Laboratories, Inc.’s (“USL”) testosterone gel product, Vogelxo™.  As of the date of this filing, the Company is not aware of any rating having been assigned by the FDA to USL’s Vogelxo.  USL has indicated in its public statements that it is now preparing to launch Vogelxo in the near future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: June 4, 2014	By:	/s/ Andrew I. Koven
Andrew I. Koven
Chief Administrative Officer and General Counsel